SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                              ---------------------

                                   FORM 8 - K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 14, 2001
                                 --------------
                                (Date of Report)

                             AREMISSOFT CORPORATION
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             (Exact name of registrant as specified in its charter)


     STATE OF DELAWARE               0-25713               68-0413929
-----------------------------      ------------         ------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)         Identification No.)


                216 Haddon Avenue, Suite 607, Westmont, NJ 08108
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 869-0770

Item 2.  Acquisition or Disposition of Assets


     On April 30, 2001, AremisSoft Corporation ("AremisSoft") completed its acquisition (the "Acquisition") of Fourth Shift Corporation, a Minnesota corporation ("Fourth Shift"), which is a worldwide supplier of enterprise resource planning (ERP) and e-business software. The Acquisition was made pursuant to a Merger Agreement, dated February 26, 2001, as amended as of March 23, 2001 (the "Agreement"), by and between AremisSoft, its wholly-owned subsidiary, AremisSoft Manufacturing (US), Inc., a Delaware corporation, and Fourth Shift. The Acquisition was approved by Fourth Shift's shareholders at a Special Meeting held on April 27, 2001.

     Pursuant to the Agreement, on April 30, 2001 each outstanding share of Fourth Shift's common stock (other than dissenting shares) was converted into the right to receive an amount equal to $3.70 per share in cash, for an aggregate consideration of approximately $41 million. As a result of the Acquisition, Fourth Shift is now a wholly-owned subsidiary of AremisSoft.

     The consideration for the Acquisition was paid out of AremisSoft existing working capital and was determined through arms' length negotiations which took into account various factors concerning the business of Fourth Shift, including, among other things, the relative valuation of Fourth Shift.

     The foregoing summary of the Acquisition is qualified in its entirety by reference to (a) the Agreement, a copy of which is included as Exhibit 10.29 to AremisSoft's Form 8-K filed on March 5, 2001 and incorporated herein by this reference, and (b) the amendment to the Agreement included as Exhibit 10.41 and incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

     (a)  FINANCIAL STATEMENTS OF FOURTH SHIFT CORPORATION.

     1. The Financial Information required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the filing date of this Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     1. The Pro Forma  Financial  Information  required to be filed  pursuant to
Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the filing date of this Form 8-K.

     (c)  EXHIBITS.

          10.29 Merger Agreement for Fourth Shift Corporation.*

          10.41 Amendment to Merger Agreement for Fourth Shift Corporation.

*    Incorporated herein by reference to the Form 8-K filed on March 5, 2001.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 11, 2001                        AREMISSOFT CORPORATION



                              By: /s/  PAUL BLOOM
                                       -----------------------------------------
                                       Paul Bloom
                                       Executive Vice President of Corporate
                                       Development